                                                                   EXHIBIT 10.27


                   AMENDED AND RESTATED MASTER PROMISSORY NOTE
                                (NEGOTIATED RATE)


$5,000,000.00                                                      June 27, 2000



        FOR VALUE RECEIVED, MOVADO GROUP, INC., a corporation formed under the laws of the State of New York (the "Borrower"), hereby promises to pay to the order of THE BANK OF NEW YORK (the "Bank") at its One Wall Street, New York, New York office, the principal sum of Five Million and 00/100 Dollars ($5,000,000.00) or the aggregate unpaid principal amount of all advances made by the Bank to the Borrower (which aggregate unpaid principal amount shall be equal to the amount duly indorsed and set forth opposite the date last appearing on the schedule attached to this note), whichever is less.

        The Borrower agrees to pay interest on the unpaid principal amount of each advance evidenced hereby from the date such advance is made at a rate per annum equal to such rate (a "Negotiated Rate") as shall be agreed to between the Bank and the Borrower at the time of such advance but not to exceed the maximum rate permitted by law, which Negotiated Rate shall remain fixed until the maturity date (the "Maturity Date") of such advance as shall be agreed to between the Bank and the Borrower at the time of such advance. If any advance evidenced hereby shall not be paid when due, the Borrower agrees to pay interest on such advance at a rate per annum equal to the prime commercial lending rate of the Bank as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate plus two percent (2%), but not to exceed the maximum rate permitted by law. Interest shall be computed on the basis of a 360 day year for the actual number of days elapsed.

        Each advance evidenced hereby shall be payable on the Maturity Date of such advance, and the Borrower shall not have the right to prepay any such advance.

        Interest on each advance shall be payable on the Maturity Date of such advance.

        If any payment of principal or interest on any advance evidenced by this note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in New York, New York or West Paterson, New Jersey are authorized or permitted by law to close, such payment shall be extended to the next succeeding business day. If the date for any payment of principal is so extended, interest thereon shall be payable for the extended time.

        If the Bank shall make a new advance on a day on which the Borrower is to repay an advance evidenced hereby, the Bank shall apply the proceeds of the new advance to make such repayment and only the amount by which the amount being advanced exceeds the amount being repaid shall be made available to the Borrower in accordance with the terms of this note.

        The Borrower hereby authorizes the Bank to accept oral (including telephonic) and written (including facsimile) instructions from a duly authorized representative of the Borrower to make an advance and to credit the proceeds of such advance to an account of the Borrower maintained at the Bank or to transfer the proceeds of such advance to another bank, or receive a payment of an advance, and to indorse on the schedule attached hereto the amount of each advance hereunder and each principal payment hereof received by the Bank, the interest rate applicable to each advance and the Maturity Date of each advance. The Borrower agrees that the Bank may rely upon any instructions believed by the Bank to be genuine and given by an authorized representative of the Borrower.

        At the Borrower's option, the Bank shall credit a deposit account maintained by the Borrower at the Bank in the amount of an advance hereunder or transfer the proceeds of an advance hereunder to a bank designated by the Borrower for credit to an account designated by the Borrower maintained at such bank. The Borrower agrees that the crediting of the amount of an advance to the Borrower's deposit account maintained at the Bank or the origination of a payment order for a funds transfer of the proceeds of an advance in accordance with the instructions of the Borrower shall constitute conclusive evidence that such advance was made, and neither the failure of the Bank to indorse on the schedule attached hereto the amount of any advance, the interest rate applicable to any advance or the Maturity Date of any advance, nor the failure of the bank designated by the Borrower to credit the proceeds of any advance to the designated account maintained at such bank, shall affect the Borrower's obligations hereunder.

        The Bank is authorized to charge any deposit account of the Borrower maintained at the Bank for each principal payment and each interest payment due hereunder on the due date thereof.

        All payments hereof shall be made in lawful money of the United States of America and in immediately available funds.

        All advances evidenced by this note together with all accrued interest thereon shall become immediately and automatically due and payable, without demand, presentment, protest or notice of any kind, upon (i) the commencement by or against the Borrower of a case or proceeding under any bankruptcy, insolvency or other law relating to the relief of debtors, the readjustment, composition or extension of indebtedness or reorganization or liquidation or (ii) the occurrence of any Event of Default ad defined in the Credit Agreement dated as of June 22, 2000 among the Borrower, the lenders signatory thereto, The Chase Manhattan Bank, as administrative agent, as swingline bank and as issuing bank, Fleet Bank, N.A., as syndication agent, The Bank of New York, as documentation agent, and Chase Securities Inc., as arranger, without giving effect to any amendment, modification, consent or waiver to which the Bank has not agreed or consented.

        The Borrower waives presentment, demand, protest and notice of protest, nonpayment or dishonor of this note.

        The Borrower agrees to pay all costs and expenses incurred by the Bank incidental to or in any way relating to the Bank's enforcement of the obligations of the Borrower hereunder or the protection of the Bank's rights in connection herewith, including but not limited to, reasonable attorneys' fees and expenses incurred by the Bank, whether or not litigation is commenced.

        This note may not be amended, and compliance with its terms may not be waived, orally or by course of dealing, but only by a writing signed by the Borrower and the Bank.

        This note may be assigned or indorsed by the Bank and its benefits shall inure to the successors, indorsees and assigns of the Bank.

        The Borrower authorizes the Bank to date this note and to complete any blank space herein according to the terms upon which said advances were granted.

        No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

        Each and every right, remedy and power hereby granted to the Bank or allowed it by law or other agreement shall be cumulative and not exclusive of any other right, remedy or power, and may be exercised by the Bank at any time and from time to time.

        Every provision of this note is intended to be severable; if any term or provision of this note shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

        THE PROVISIONS OF THIS NOTE SHALL BE CONSTRUED AND INTERPRETED AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YORK IN PERSONAM AND AGREES THAT SUCH COURTS ARE CONVENIENT FORUMS. THE BORROWER WAIVES PERSONAL SERVICE UPON IT AND CONSENTS TO SERVICE OF PROCESS BY MAILING A COPY THEREOF TO THE BORROWER BY REGISTERED OR CERTIFIED MAIL

        THE BORROWER WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF, BASED UPON, OR IN ANY WAY CONNECTED TO, THIS NOTE.

        This note amends, restates and replaces that certain Master Promissory Note (Negotiated Rate) dated July 23, 1997 made by the Borrower to the order of the Bank in the principal amount of $10,000,000.00 (the "Existing Note"). This note is not being given by the Borrower, or accepted by the Bank, in payment of the Existing Note. All principal amounts outstanding under the Existing Note as of the date hereof, and all accrued and unpaid interest thereon, shall be deemed outstanding under this note as of the date hereof and shall continue to be owing hereunder by the Borrower.

MOVADO GROUP, INC.                          Address:
                                            --------
                                            125 Chubb Avenue
                                            Lyndhurst, New Jersey 07071



By:  /s/ KENNETH J. ADAMS
     ---------------------------------
     Name:     Kenneth J. Adams
            --------------------------
     Title:    SR. VP & CFO
            --------------------------


By:  /s/ HOWARD REGENBOGEN
     ---------------------------------
     Name:     Howard Regenbogen
            --------------------------
     Title:    Treasurer
            --------------------------

                                   Schedule to

                             Master Promissory Note

                                   Executed By

                               Movado Group, Inc.


                                            Maturity     Amount
      Date of    Amount of    Interest      Date of        of          Aggregate      Unpaid
      Advance     Advance       Rate*       Advance      Payment       Principal      Amount
      -------   ----------    --------      -------      -------       ---------      ------











----------------------------------------
*   Insert the actual interest rate.